UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Quaint Oak Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 11, 2008

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Quaint Oak Bancorp, Inc.  The meeting will be held at our headquarters, located at Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania on Wednesday, May 14, 2008 at 2:00 p.m., Eastern time.  The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

On behalf of the Board of Directors and all of the employees of Quaint Oak Bancorp, I thank you for your continued interest and support.

Sincerely,

Robert T. Strong
President and Chief Executive Officer

DRIVING DIRECTIONS

Lakeside Office Park is located at the intersection of Route 132 (Street Road) and Mill Creek Drive.
The entrance is across from Mill Creek Drive; and we are located at the southeast corner of the office park.

If you are driving from:

I-95 and Street Road:  proceed west on Street Road approximately 7 miles.

Pennsylvania Turnpike and Route 1 South:  proceed west on Street Road approximately 2 ½ miles.

Bustleton Avenue:  proceed north on Bustleton Avenue to Street Road.  Turn left and proceed approximately one mile.

Huntingdon Pike (Route 232):  proceed north on Huntingdon Pike to Street Road.  Turn right and proceed approximately 1.8 miles.

QUAINT OAK BANCORP, INC. Lakeside Office Park 607 Lakeside Drive Southampton, Pennsylvania 18966 (215) 364-4059
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TIME . . . . . . . . . . . . .	2:00 p.m., Eastern time, Wednesday, May 14, 2008
PLACE . . . . . . . . . . . .	Quaint Oak Bank Lakeside Office Park 607 Lakeside Drive Southampton, Pennsylvania 18966
ITEMS OF BUSINESS . . . . . . . .	(1)	To elect three directors for a three-year term expiring in 2011, and until their successors are elected and qualified;
	(2)	To consider and approve the adoption of the 2008 Stock Option Plan;
	(3)	To consider and approve the adoption of the 2008 Recognition and Retention Plan and Trust Agreement;
	(4)	To ratify the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and
	(5)	To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.
RECORD DATE . . . . . . . . . .	Holders of Quaint Oak Bancorp common stock of record at the close of business on March 31, 2008, are entitled to vote at the meeting.
PROXY VOTING . . . . . . . . .
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

Southampton, Pennsylvania April 11, 2008	BY ORDER OF THE BOARD OF DIRECTORS Diane J. Colyer Corporate Secretary

TABLE OF CONTENTS

Page

About the Annual Meeting of Shareholders	1

Information with Respect to Nominees for Director, Continuing Directors and Executive Officers	3

Election of Directors (Proposal One)	3

Directors Whose Terms Are Continuing	4

Executive Officers Who Are Not Directors	4

Committees and Meetings of the Board of Directors	5

Director Nominations	6

Director Compensation	6

Directors' Attendance at Annual Meetings	7

Transactions With Certain Related Persons	7

Report of the Audit Committee	7

Executive Compensation	8

Summary Compensation Table	8

Employment Agreement	8

Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management	10

Section 16(a) Beneficial Ownership Reporting Compliance	11

Proposal to adopt the 2008 Stock Option Plan (Proposal Two)	11

Proposal to adopt the 2008 Recognition and Retention Plan and Trust Agreement (Proposal Three)	15

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal Four)	17

Audit Fees	17

Shareholder Proposals, Nominations and Communications with the Board of Directors	18

Annual Reports	19

Other Matters	19

Appendix A – 2008 Stock Option Plan	A-1

Appendix B – 2008 Recognition and Retention Plan and Trust Agreement	B-1

PROXY STATEMENT
OF
QUAINT OAK BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Quaint Oak Bancorp, Inc., the parent holding company of Quaint Oak Bank. Proxies are being solicited on behalf of our Board of Directors for use at the Annual Meeting of Shareholders to be held at our headquarters located at Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania on Wednesday, May 14, 2008 at 2:00 p.m., Eastern time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about April 11, 2008.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including the election of directors, adoption of the 2008 Stock Option Plan, adoption of the 2008 Recognition and Retention Plan and Trust Agreement and ratification of our independent registered public accounting firm.  In addition, management will report on the performance of Quaint Oak Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the voting record date for the meeting, March 31, 2008, are entitled to vote at the meeting. On the record date, we had 1,388,625 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the annual meeting.

Can I attend the annual meeting and vote my shares in person?

Yes.  All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•
First, you may send a written notice to the Secretary of Quaint Oak Bancorp, Ms. Diane J. Colyer, Corporate Secretary, Quaint Oak Bancorp, Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania 18966, stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the 2008 Stock Option Plan, FOR the 2008 Recognition and Retention Plan and Trust Agreement and FOR ratification of the appointment of Beard Miller Company LLP for fiscal 2008.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares entitled to vote represented in person or by proxy) present.  The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected directors.  The affirmative vote of a majority of the total shares outstanding and entitled to vote at the annual meeting is required for approval of the proposals to adopt the 2008 Stock Option Plan and adopt the 2008 Recognition and Retention Plan and Trust Agreement.  The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent registered public accounting firm.

Because of the required vote to adopt the 2008 Stock Option Plan and 2008 Recognition and Retention Plan, abstentions and "broker non-votes" will have the same effect as a vote against these proposals.  And for the same reason, the failure of any Quaint Oak Bancorp shareholder to vote by proxy or in person at the annual meeting will also have the effect of a vote against the proposals to adopt the stock plans.  Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not counted as a vote cast and accordingly, will have no effect on the vote to elect directors or ratify the appointment of our independent registered public accounting firm.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits.  The directors are elected by our shareholders for staggered terms, or until their successors are elected and qualified.  At the annual meeting, shareholders of Quaint Oak Bancorp will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2011, and until their successors are elected and qualified.

No director is related to any other director or executive officer by first cousin or closer, except Messrs. Ager and DiPiero who are brothers-in-law.  Each nominee and each director whose term continues currently serves as a director of Quaint Oak Bancorp and its subsidiary, Quaint Oak Bank.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues, including tenure as a director.  Terms as directors for Messrs. Ager, Augustine, DiPiero, Gant, Phillips, Spink and Strong include service as a director of Quaint Oak Bank.  Ages are reflected as of March 31, 2008.

Nominees for Director for a Three-Year Term Expiring in 2011

Name	Age	Position with Quaint Oak and Principal Occupation During the Past Five Years	Director Since
George M. Ager, Jr.	71	Director. Previously, Vice Chairman of the Board of Quaint Oak Bank from 1984 to April 2007. Currently retired.	1968
James J. Clarke, Ph.D.	66	Director. Principal of Clarke Consulting, Villanova, Pennsylvania, a financial institution consulting firm specializing in asset/liability management, strategic planning and board/management education, since 2002. Prior thereto, Mr. Clarke served as Professor of Finance and Economics, Villanova University from 1972 to 2002.	2007
Marsh B. Spink	69	Director. Managing Partner of Lawn-Crest Realty, Philadelphia, Pennsylvania since 1962.	1988

The Board of Directors recommends that you vote FOR election of the nominees for Director.

Directors Whose Terms Are Continuing

Directors with a Term Expiring in 2009

Name	Age	Position with Quaint Oak and Principal Occupation During the Past Five Years	Director Since
Andrew E. DiPiero, Jr. Esq.	55	Director. Partner with Stampone, D'Angelo, Renzi, DiPiero, Attorneys at Law, P.C., Cheltenham, Pennsylvania, since June 2004. Previously, attorney with Master & Weinstein, P.C., Philadelphia, Pennsylvania from June 1998 to May 2004.	1984
Robert J. Phillips	61	Chairman of the Board of Quaint Oak Bancorp and Quaint Oak Bank since 2007 and 1984, respectively. Partner, Phillips and Phillips Enterprises, Doylestown, Pennsylvania since March 2005. Previously, President, Shipping Connections, Inc., Bristol, Pennsylvania from October 1996 to October 2003.	1968

Directors with a Term Expiring in 2010

Name	Age	Position with Quaint Oak and Principal Occupation During the Past Five Years	Director Since
John J. Augustine, CPA	55	Director. Senior Manager of Teleflex, Inc., Limerick, Pennsylvania since February 2006; previously, a self employed consultant for JJA Consulting, Lansdale, Pennsylvania from January 2004 to February 2006; prior thereto, Executive Vice President and Chief Financial Officer of Reda Sports, Inc., West Easton, Pennsylvania from March 1997 to January 2004. Mr. Augustine has 18 years of service with financial institutions, including serving as Vice President and Controller for Vista Bancorp, Inc., and Assistant Controller of Germantown Savings Bank.	2000
Kenneth R. Gant, MBA	49	Director. Non-employee Secretary of Quaint Oak Bank's Board through June 2007. Currently, Associate Agent of Landis Agencies, Doylestown, Pennsylvania; previously, Owner, Gant Insurance Agency, Doylestown, Pennsylvania from September 2006 to December 2007. Prior thereto, Agency Development Manager, National Grange Insurance Company, Keene, New Hampshire from February 2005 to April 2006; consultant for Quaint Oak Bank from July 2003 to February 2005; previously Chief Operating Officer, GMG Insurance Agency, Newtown, Pennsylvania, from 1980 to June 2003.	1986
Robert T. Strong	61	Director. President and Chief Executive Officer of Quaint Oak Bancorp and Quaint Oak Bank since March 2007 and June 2001, respectively. Previously, Owner and President of Strong Financial Corporation, Southampton, Pennsylvania from 2000 through 2006. Prior thereto, Mr. Strong primarily engaged in residential mortgage lending as Senior Vice President of Prime Bank, Fort Washington, Pennsylvania.	2000

Executive Officers Who Are Not Directors

Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of Quaint Oak Bancorp and Quaint Oak Bank who do not also serve as directors of Quaint Oak Bancorp.  Ages are reflected as of March 31, 2008.

Diane J. Colyer, age 49 years, has served as Operations Officer and Corporate Secretary of Quaint Oak Bancorp since March 2007 and April 2007, respectively.  Ms. Colyer also has served as Operations Officer of Quaint Oak Bank since August 1999, System Security Officer since July 2000, Network Administrator since May 2001 and Corporate Secretary since April 2007.  From May 2002 through April 2006, Ms. Colyer served as Compliance Officer, Security Officer and Community Reinvestment Act Officer of Quaint Oak Bank.  From April 2005 to April 2007, Ms. Colyer served as Assistant Secretary.

Robert Farrer, age 42 years, has served as Compliance Officer, Security Officer, Bank Secrecy Act Officer and Community Reinvestment Act Officer of Quaint Oak Bank since April 2006 and Manager – Customer Service since December 2004.  Prior thereto, Mr. Farrer served as Bank Branch Manager and Assistant Vice President of Bank of America, Jenkintown, Pennsylvania, from September 1986 to December 2004.

Curt T. Schulmeister, age 50 years, has served as Chief Lending Officer of Quaint Oak Bank since February 2007.  Previously, Mr. Schulmeister served as Executive Vice President and Chief Lending Officer of Earthstar Bank, Southampton, Pennsylvania since June 2001.  Prior thereto, Mr. Schulmeister primarily engaged in consumer lending as Senior Vice President of Prime Bank, Fort Washington, Pennsylvania.

Committees and Meetings of the Board of Directors

The Board of Directors of Quaint Oak Bancorp has established a Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2007, the Board of Directors of Quaint Oak Bancorp held three regular meetings and two special meetings.  No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period.  The Board of Directors has determined that a majority of its members are independent directors as "independent director" is defined in the Nasdaq listing standards.  Our independent directors are Messrs. Ager, Clarke, DiPiero, Gant, Phillips and Spink.

Compensation Committee.  The members of the Compensation Committee were Messrs. Clarke, DiPiero and Phillips in fiscal 2007.  The Compensation Committee reviews the compensation of our executive officers and met three times in 2007.  No member of the Compensation Committee is a current or former officer or employee of Quaint Oak Bancorp or Quaint Oak Bank.  The Compensation Committee has adopted a written charter which is available on our website at www.quaintoak.com.

Audit Committee.  The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices.  The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors our adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three outside directors, Messrs. DiPiero, Gant and Phillips.  The Board of Directors has not identified a member of the audit committee who meets the Securities and Exchange Commission's definition of audit committee financial expert.  The Board of Directors believes that the audit committee members have sufficient expertise to fulfill their fiduciary duties.

The Audit Committee meets on an as needed basis and met five times in fiscal 2007.  The Board of Directors and the Audit Committee adopted an Audit Committee Charter which is available on our website at www.quaintoak.com.

Nominating and Corporate Governance Committee.  The members of the Nominating and Corporate Governance Committee of Quaint Oak Bancorp for fiscal 2007 were Messrs. Gant, Phillips and Spink.  The Nominating and Corporate Governance Committee did not meet during fiscal 2007 and met once during fiscal 2008 with respect to the nominees for this first annual meeting.  Nominations for director of Quaint Oak Bancorp are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.quaintoak.com.

Director Nominations

The Nominating and Corporate Governance Committee's charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.  The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee should notify our Corporate Secretary in writing providing whatever supporting material the shareholder considers appropriate.  Procedures for shareholder nominations are discussed under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

Director Compensation

Members of our Board of Directors receive no compensation for attending meetings of Quaint Oak Bancorp's Board.  During 2007, each director of Quaint Oak Bank received an annual retainer of $3,600, which increased to $4,800 for 2008, and received $600 for each meeting of the Board of Directors, with one paid absence permitted per year.  For all committees, other than Audit, members received $250 for each committee meeting.  Members of the Audit Committee received $500 per meeting and the Chair received $600.  Mr. Clarke, as Chair of Quaint Oak Bancorp's Asset and Liability Committee ("ALCO"), received $600 per committee meeting.  The other ALCO members, who are also executive officers, did not receive meeting fees.  Committee fees are paid only if the meeting is attended.  In addition to an annual retainer and meeting fees, the Chairman of the Board received a fee of $2,167 per month during fiscal 2007, which increased to $2,267 in fiscal 2008.

Director Compensation Table.  The following table sets forth total compensation paid to each director of Quaint Oak Bank during fiscal 2007, other than Mr. Strong whose compensation is set forth below under "Executive Compensation."  Quaint Oak Bank does not have a defined benefit pension plan or retirement plan for the benefit of directors.

Name	Board/Committee Fees Earned or Paid in Cash	All Other Compensation		Total
George M. Ager, Jr.	$15,800	$486	(1)	$16,286
John J. Augustine, CPA	12,000	41,704	(2)	53,704
James J. Clarke, Ph.D.(3)	10,700	--		10,700
Andrew E. DiPiero, Jr., Esq.	16,000	--		16,000
Kenneth R. Gant, MBA	16,400	--		16,400
Robert J. Phillips	42,650	2,275	(4)	44,925
Marsh B. Spink	15,550	--		15,550
________________________
(1)	Represents fees paid for the inspection of properties underlying construction loans.
(2)	Represents fees paid for accounting and consulting services.
(3)	Appointed to the board of directors in April 2007.
(4)	Represents fees paid for business development, inspection of properties and CRA.

Service Agreements.  During the year ended December 31, 2007, each director of Quaint Oak Bank, other than Messrs. Clarke and DiPiero, was a party to a service agreement with Quaint Oak Bank.  The Administrative Services and Facilities Agreements between Quaint Oak Bank and Messrs. Ager, Gant, Phillips and Spink were terminated in April 2007 in view of our decision to convert to a stock form institution and the addition of a credit analyst and chief lending officer.  Mr. Augustine's Service Agreement is terminable by either Mr. Augustine or Quaint Oak Bank at any time upon written notice to the other party and is reviewed at least annually by the board of directors.

      Mr. Ager's agreement provided for inspections of properties securing construction loans and other services as requested.
Compensation was at a rate of $25.00 per hour and $75.00 per inspection.  Mr. Gant's and Mr. Phillips's agreements were to provide office clerical support and business development services, respectively, at a rate of $25.00 per hour.  The Service Agreement with Mr. Spink provided for loan production services for which he was compensated at a rate of ½ of 1% on the dollar amount of loans settled.  Under Mr. Augustine's agreement, he is compensated for accounting and consulting services at a rate of $75.00 per hour for 2007, which increased to $80.00 per hour for fiscal 2008.

Directors' Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so.  This is our first annual meeting of shareholders.

Transactions With Certain Related Persons

Our policies provide that all loans made by Quaint Oak Bank to our directors, officers and employees are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.  All such loans made to our directors and executive officers met such criteria.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Quaint Oak Bancorp's audited financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accounting firm, their independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Quaint Oak Bancorp's Annual Report on Form 10-K for fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

    Members of the Audit Committee

    Andrew E. DiPiero, Jr., Esq.
    Kenneth R. Gant, MBA
    Robert J. Phillips

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by Quaint Oak Bank to our President and Chief Executive Officer and Chief Lending Officer for the years ended December 31, 2007 and 2006.  No other executive officer of Quaint Oak Bank received total compensation in excess of $100,000 during fiscal 2007 or 2006.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation(1)(2)	Total
Robert T. Strong	2007	$220,000	$30,000	$20,487	$270,487
President and Chief Executive Officer	2006	130,000	30,000	10,000	170,000

Curt T. Schulmeister	2007	99,519	16,000	--	110,519
Chief Lending Officer since February 2007	2006	--	--	--	--
_____________________

(1)
All other compensation does not include amounts attributable to other miscellaneous benefits received by Mr. Strong.  The costs to Quaint Oak Bank of providing such benefits during fiscal 2007 did not exceed $10,000.

(2)	Represents fees paid in 2007 and 2006 for service as a director of Quaint Oak Bank and for 2007, includes the value of shares allocated to Mr. Strong's account in the employee stock ownership plan.

The Compensation Committee approved a base salary of $220,000 for Mr. Strong in fiscal 2007, an increase of $90,000, over his base salary of $130,000 for fiscal 2006.  The dollar amount of his base salary was determined by the Compensation Committee's review of the local market for chief executive officer compensation and was intended to ensure that Quaint Oak Bank remained competitive in attracting and retaining a qualified chief executive officer.  The Compensation Committee also considered that Quaint Oak Bank had terminated its previous service agreement with Mr. Strong's mortgage company under which he received compensation of $88,935 in fiscal 2006.  In light of the transition of Mr. Strong to full employment by Quaint Oak Bank, the hiring of a chief lending officer and the decision to convert to a stock form institution, the Board of Directors and Mr. Strong agreed effective December 31, 2006 to terminate the service agreement with Strong Financial Corporation and to adjust Mr. Strong's salary accordingly.  The Compensation Committee considered that Quaint Oak Bank met its budget for the year when determining to award a bonus of $30,000 to Mr. Strong in fiscal 2007.  In addition, in fiscal 2007, Mr. Strong received dues and membership fees for a local country club as a means of supporting business development.

Employment Agreement

On November 12, 2003, Quaint Oak Bank entered into an employment agreement with Robert T. Strong, President and Chief Executive Officer, for a term of three years.  The term of the employment agreement is automatically extended each year for a successive additional one-year period, unless either party gives written notice not less than thirty (30) days nor more than ninety (90) days prior to the annual anniversary date, not to extend the employment term.  The employment agreement was amended on March 19, 2007 to, among other items, clarify that the conversion will not be considered a change in control of Quaint Oak Bank.  Mr. Strong is also eligible for a bonus in such amount as determined by the board of directors at their discretion.  The agreement also provides that Mr. Strong may participate in employee benefit plans, currently consisting only of life insurance, shall be reimbursed for expenses incurred in performing his duties as President and Chief Executive Officer and shall be entitled to four weeks of paid vacation each year and ten days of paid sick leave subject to such increases as the board of directors may approve.

The employment agreement is terminable with or without cause by Quaint Oak Bank. The executive has no right to compensation or other benefits pursuant to the employment agreement for any period after termination by Quaint Oak Bank for cause, as defined in the agreement.  In the event that the employment agreement is terminated by Quaint Oak Bank other than for cause or by Mr. Strong as a result of certain adverse actions which are taken with respect to his employment following a change in control, as defined, of Quaint Oak Bank, then Mr. Strong will be entitled to a lump sum cash severance amount equal to 2.99 times his average annual compensation for the last three calendar years, subject to reduction pursuant to Section 280G of the Internal Revenue Code, as set forth below, in the event of a change in control.

A change in control is generally defined in the employment agreement to mean a change in the ownership of Quaint Oak Bancorp or Quaint Oak Bank or a change in the ownership of a substantial portion of the assets of Quaint Oak Bancorp or Quaint Oak Bank, in each case as provided under Section 409A of the Internal Revenue Code of 1986, as amended and the regulations thereunder.

The employment agreement provides that, in the event any of the payments to be made thereunder are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits shall be reduced by the minimum necessary to result in the payments not exceeding three times Mr. Strong's average annual compensation from Quaint Oak Bank that was includable in his gross income during the most recent five taxable years.  As a result, the severance payment in the event of a change in control will not be subject to a 20% excise tax, and Quaint Oak Bank will be able to deduct such payment as compensation expense for federal income tax purposes.

In the event the employment agreement is terminated by Quaint Oak Bank other than for cause and other than following a change in control or by Mr. Strong due to failure of Quaint Oak Bank to comply with a material provision which is not corrected within ten days' notice or Quaint Oak Bank attempts to terminate Mr. Strong's employment without complying with the notice provisions, then Quaint Oak Bank will pay three times his compensation at the date of termination over a thirty-six (36) month period.  Upon death or disability, Quaint Oak Bank shall pay Mr. Strong or his estate or legal representative, his compensation under the agreement for a period of one year and any prorated portion of a bonus that would have been paid if he had remained employed for the full calendar year.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2008, the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors, (c) certain executive officers, and (d) all directors and executive officers as a group.

	Common Stock Beneficially Owned as of March 31, 2008(1)
Name of Beneficial Owner	Amount		Percentage
Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan Trust	111,090	(2)	8.0%
607 Lakeside Drive Southampton, Pennsylvania 18966

Black River BancVenture, Inc.
8245 Tournament Drive, Suite 270 Memphis, Tennessee 38125	70,667	(3)	5.1

Directors:
George M. Ager, Jr.	7,500	(4)	*
John J. Augustine, CPA	9,000	(5)	*
James J. Clarke, Ph.D.	2,000		*
Andrew E. DiPiero, Jr., Esq.	6,000	(6)	*
Kenneth R. Gant, MBA	11,600	(7)	*
Robert J. Phillips	10,000	(8)	*
Marsh B. Spink	13,000	(9)	*
Robert T. Strong	27,454	(10)	1.9

Other Named Executive Officer:
Curt T. Schulmeister	500	(11)	*

All directors and executive officers as a group (11 persons)	89,392		6.3%
____________________
*           Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made with the Securities and Exchange Commission and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities and Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)
Messrs. Robert T. Strong and John J. Augustine and Ms. Diane J. Colyer act as trustees of the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan Trust.  As of March 31, 2008, 1,851 shares held in the plan trust were allocated to the accounts of participating employees and 109,239 shares were held, unallocated, for allocation in future years.  In general, the allocated shares held in the plan trust as of March 31, 2008, will be voted by the plan trustees in accordance with the instructions of the participants. Any unallocated shares are generally required to be voted by the plan trustees in the same proportion as shares which have been allocated to participants are directed to be voted, subject to each case to the fiduciary duties of the plan trustees and applicable law.  The amount of our common stock beneficially owned by officers who serve as plan trustees and by all directors and executive officers as a group does not include the shares held by the plan trust other than shares specifically allocated to the individual officer’s account.

(3)
Based on information obtained from an amended Schedule 13G filed by Black River BancVenture, Inc. with the SEC on December 7, 2007.  Black River BancVenture, Inc. reports sole voting and dispositive power with respect to the 70,667 shares.

 (Footnotes continued on following page)

____________________

(4)           The 7,500 shares are held jointly with Mr. Ager's spouse.

(5)	Includes 1,500 shares held by Mr. Augustine's spouse and 7,500 shares held in Mr. Augustine's individual retirement account.

(6)           Includes 1,000 shares held by Mr. DiPiero's spouse.

(7)           Includes 10,000 shares held in Mr. Gant's individual retirement account and 1,600 shares held by Mr. Gant's children.

(8)           Includes 9,042 shares held jointly with Mr. Phillips's spouse and 330 shares held by his spouse.

(9)           Includes 1,000 shares held jointly with Mr. Spink's spouse.

(10)
Includes 25,000 shares held jointly with Mr. Strong's spouse, 1,500 shares held in Mr. Strong's individual retirement account and 954 shares allocated to Mr. Strong's account in the employee stock ownership plan.

(11)	The 500 shares are held in Mr. Schulmeister's individual retirement account.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of Quaint Oak Bancorp, Inc.'s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock.

Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, fiscal 2007, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) other than Mr. Schulmeister who was late reporting one purchase on Form 4.

PROPOSAL TO ADOPT THE 2008 STOCK OPTION PLAN (Proposal Two)

General

On February 13, 2008, the Board of Directors adopted the 2008 Stock Option Plan, which is designed to attract and retain qualified officers, employees and non-employee directors, provide officers, employees and non-employee directors with a proprietary interest in Quaint Oak Bancorp as an incentive to contribute to our success and reward officers, employees and non-employee directors for outstanding performance.  The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the "options").  Options will be available for grant to officers, employees and directors of Quaint Oak Bancorp, Quaint Oak Bank and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options.  The Board of Directors believes that the Stock Option Plan is in the best interest of Quaint Oak Bancorp and our shareholders.  If shareholder approval is obtained, options to acquire shares of common stock will be granted to officers, employees and non-employee directors of Quaint Oak Bancorp and Quaint Oak Bank with an exercise price equal to the fair market value of the common stock on the date of grant.

Description of the Stock Option Plan

The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

Administration. The Stock Option Plan will be administered and interpreted by a committee of the Board of Directors that is currently comprised of Messrs. DiPiero, Clarke and Phillips, who is Chairman.

Number of Shares Covered by the Stock Option Plan.  A total of 138,863 shares of common stock have been reserved for future issuance pursuant to the Stock Option Plan which is equal to 10% of shares of common stock issued in the conversion and currently outstanding.  The Stock Option Plan provides that grants to each officer or employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively.  Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Stock Option Plan.  In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Stock Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

Stock Options.  Under the Stock Option Plan, the Board of Directors or the committee appointed by the Board will determine which employees, including officers, and non-employee directors (including advisory or emeritus directors) will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock.  Under the Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of the issued and outstanding shares of Quaint Oak Bancorp common stock).

Vesting. Options will generally become vested and exercisable at a rate no more rapid than 20% per year over five years, commencing one year from the date of grant.  The right to exercise will be cumulative.  However, no vesting may occur on or after a participant's employment or service with Quaint Oak Bancorp or any of our subsidiaries is terminated for any reason other than his death or disability.  Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with Quaint Oak Bancorp or a subsidiary company because of his death or disability or as of the effective date of a change in control.

Duration of Options. Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either:  (1) ten years after its date of grant or (2) six months after the date on which the optionee's employment or service terminates, unless the committee or the Board of Directors determines at the date of grant to extend such period of exercise for a period of up to three years from such termination.  Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Quaint Oak Bancorp or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Quaint Oak Bancorp following a change in control of Quaint Oak Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option.  However, failure to exercise incentive stock options within 90 days after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death.  In no event may any option be exercisable more than ten years from the date it was granted.

Transferability.  Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, may be exercisable only by the optionee or his guardian or legal representative.  However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee's spouse, children, stepchildren, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Paying for Shares.  Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Quaint Oak Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option. With respect to subclause (c) in the preceding sentence, the shares of common stock delivered to pay the purchase price must have either been (1) purchased in open market transactions or (2) issued by Quaint Oak Bancorp pursuant to a plan thereof, in both cases more than six months prior to the exercise date of the option.

Term of the Stock Option Plan.  Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from February 13, 2008, assuming approval of the Stock Option Plan by our shareholders.  Termination of the Stock Option Plan shall not affect any previously granted options.

Federal Income Tax Consequences.  Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different.  Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Quaint Oak Bancorp at any time as a result of such grant or exercise.  An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option.  With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Quaint Oak Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives").  Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation.  In order for compensation to qualify for this exception:  (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "certification requirement").

Treasury regulations provide that compensation attributable to a compensatory stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:  (a) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant; and (d) the stock option plan is disclosed to and subsequently approved by the shareholders.  The certification requirement is not necessary if these other requirements are satisfied.

The Stock Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to stock options granted under the Stock Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code.  The Board of Directors believes that the likelihood of any impact on Quaint Oak Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is very remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123R (revised 2004), Share-Based Payment, which revises SFAS No. 123, Accounting for Stock-Based Compensation, and supersedes Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees.  SFAS No. 123R requires Quaint Oak Bancorp to recognize the cost of employee services received in share-based payment transactions, including the Stock Option Plan, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

Shareholder Approval. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by shareholders.  Shareholder approval of the Stock Option Plan will also satisfy the federal tax requirements.

Options to be Granted. The Board of Directors of Quaint Oak Bancorp adopted the Stock Option Plan, and the committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Quaint Oak Bancorp and Quaint Oak Bank.  At the present time, no specific determination has been made as to allocation of grants.  The committee is also considering awarding options to certain non-executive officers and employees of Quaint Oak Bank.

The Board of Directors recommends that you vote FOR adoption of the
2008 Stock Option Plan.

PROPOSAL TO ADOPT THE 2008 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT (Proposal Three)

General

On February 13, 2008, the Board of Directors adopted the 2008 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable Quaint Oak Bancorp to provide officers, employees and non-employee directors of Quaint Oak Bancorp and Quaint Oak Bank with a proprietary interest in Quaint Oak Bancorp and as an incentive to contribute to our success.  Officers, employees and non-employee directors of Quaint Oak Bancorp and Quaint Oak Bank who are selected by the Board of Directors of Quaint Oak Bancorp or members of a committee appointed by the board will be eligible to receive benefits under the Recognition and Retention Plan.  If shareholder approval is obtained, shares will be granted to officers, employees and non-employee directors as determined by the committee or the Board of Directors.

Description of the Recognition and Retention Plan

The following description of the Recognition and Retention Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition and Retention Plan, a copy of which is attached hereto as Appendix B.

Administration.  A committee of the Board of Directors of Quaint Oak Bancorp will administer the Recognition and Retention Plan, which currently consists of Messrs. DiPiero, Clarke and Phillips, who is Chairman.  Messrs. Augustine and Strong and Ms. Colyer serve as the initial trustees of the Trust established pursuant to the Recognition and Retention Plan.

Number of Shares Covered by the Recognition and Retention Plan.  Upon shareholder approval of the Recognition and Retention Plan, Quaint Oak Bancorp will contribute sufficient funds to the Recognition and Retention Plan Trust so that the Trust can purchase 55,545 shares of common stock, or 4.0% of the shares issued in the conversion and currently outstanding.   It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although Quaint Oak Bancorp reserves the right to issue previously unissued shares or treasury shares to the Recognition and Retention Plan.  The issuance of new shares by Quaint Oak Bancorp would be dilutive to the voting rights of existing shareholders and to Quaint Oak Bancorp's book value per share and earnings per share.

Grants.  Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock generally payable over a five-year period at a rate no more rapid than 20% per year, beginning one year from the anniversary date of the grant.  A recipient will be entitled to all shareholder rights with respect to shares which have been earned and distributed under the Recognition and Retention Plan.  However, until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust.  In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients of such plan share awards and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the plan share awards are earned.

If a recipient terminates employment or service with Quaint Oak Bancorp for reasons other than death, disability or change in control, the recipient will forfeit all rights to the allocated shares under restriction.  All shares subject to an award held by a recipient whose employment or service with Quaint Oak Bancorp or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with Quaint Oak Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter.  In the event of a change in control of Quaint Oak Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

Federal Income Tax Consequences.  Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition and Retention Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest.  A recipient of a Recognition and Retention Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first issued to him or her, notwithstanding the vesting schedule of such awards.  Quaint Oak Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition and Retention Plan awards in the year in which such amounts are included in income.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives.  Certain types of compensation are excluded from the $1.0 million deduction limitation.  The restricted stock awards granted under the Recognition and Retention Plan will not be excluded from the $1.0 million limitation.  However, the Board of Directors believes that the likelihood of any impact on Quaint Oak Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is very remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  For a discussion of SFAS No. 123 and SFAS No 123(R), see "Proposal to Adopt the 2008 Stock Option Plan - Description of the Stock Option Plan - Accounting Treatment."  Quaint Oak Bancorp will recognize a compensation expense as shares of common stock granted pursuant to the Recognition and Retention Plan vest.  The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes.  The vesting of plan share awards will have the effect of increasing Quaint Oak Bancorp's compensation expense and will be a factor in determining Quaint Oak Bancorp's earnings per share on a fully diluted basis.

Shareholder Approval. No awards will be granted under the Recognition and Retention Plan unless the Recognition and Retention Plan is approved by our shareholders.

Shares to be Granted.  The Board of Directors of Quaint Oak Bancorp adopted the Recognition and Retention Plan and the committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of Quaint Oak Bancorp and Quaint Oak Bank.  The Recognition and Retention Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5%, respectively, of the shares of common stock available under the Recognition and Retention Plan.  Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available.  Although, the committee expects to act promptly after receipt of shareholder approval to issue awards under the Recognition and Retention Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

The Board of Directors recommends that you vote FOR adoption of the
2008 Recognition and Retention Plan and Trust Agreement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Four)

Our Audit Committee has appointed Beard Miller Company LLP, independent registered public accounting firm, to perform the audit of Quaint Oak Bancorp's financial statements for the year ending December 31, 2008, and further directed that their selection be submitted for ratification by the shareholders at the annual meeting.

We have been advised by Beard Miller Company LLP that neither that firm nor any of its associates has any relationship with Quaint Oak Bancorp or Quaint Oak Bank other than the usual relationship that exists between independent registered public accounting firms and their clients.  Beard Miller Company LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint Beard Miller Company LLP as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by Beard Miller Company LLP is compatible with maintaining their independence.  In addition to performing auditing services, Beard Miller Company LLP performed tax-related services, including the completion of Quaint Oak Bancorp's corporate tax returns in 2007 and Quaint Oak Bank's in 2006.  The Audit Committee believes that Beard Miller Company LLP's performance of these other services is compatible with maintaining their independence.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Audit Fees

The following table sets forth the aggregate fees paid by us to Beard Miller Company LLP for professional services rendered in connection with the audit of Quaint Oak Bancorp's consolidated financial statements for 2007 and 2006, as well as the fees paid by us to Beard Miller Company LLP for audit-related services, tax services and all other services rendered to us during 2007 and 2006.

	Year Ended December 31,
	2007	2006
Audit Fees	$57,534	$26,249
Audit-related fees (1)	47,522	--
Tax fees (2)	20,159	5,500
All other fees	--	--
Total	$125,215	$31,749
____________________
(1)	Audit-related fees in 2007 primarily consist of fees incurred in connection with the review of the registration statement in connection with the conversion of Quaint Oak Bank.

(2)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Quaint Oak Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee separately approves other individual engagements as necessary.  The chair of the Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee, and presents all such previously-approved engagements to the full Audit Committee.

Each new engagement of Beard Miller Company LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Quaint Oak Bancorp relating to the next annual meeting of shareholders, which is scheduled to be held in May, 2009, must be received at our principal executive offices located at Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania 18966, Attention:  Diane J. Colyer, Corporate Secretary, no later than December 12, 2008.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Section 2.10 of our Bylaws, which provides that the shareholder must give timely notice thereof in writing to the Corporate Secretary.  To be timely with respect to the annual meeting of shareholders scheduled to be held in May 2009, a shareholder's notice must be delivered to, or mailed and received at, our principal executive offices no later than December 12, 2008.  A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by Section 2.10 of our Bylaws.

Shareholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2009, this notice must be received by December 12, 2008.  Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Quaint Oak Bancorp's Bylaws.  We did not receive any shareholder nominations with respect to this annual meeting.

Other Shareholder Communications.  Our Board of Directors has adopted a formal process by which shareholders may communicate with the Board.  Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Quaint Oak Bancorp, Inc., c/o Diane J. Colyer, Corporate Secretary, Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania 18966.

ANNUAL REPORTS

A copy of our Annual Report to Shareholders for the year ended December 31, 2007 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of our Annual Report on Form 10-K (without exhibits) for fiscal 2007 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-K for a fee that covers our reasonable expenses in furnishing such exhibits.  Such written requests should be directed to Diane J. Colyer, Corporate Secretary, Quaint Oak Bancorp, Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania 18966.  The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Quaint Oak Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock.  In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.  We have also engaged Regan & Associates, Inc. a professional proxy solicitation firm, to assist in the solicitation of proxies.  Such firm will be paid a proxy solicitation and delivery fee of $5,000 ($3,750 if the stock plans are not approved at the special meeting), plus reimbursement of out-of-pocket expenses.

Appendix A

QUAINT OAK BANCORP, INC.

2008 STOCK OPTION PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

Quaint Oak Bancorp, Inc. (the “Corporation”) hereby establishes this 2008 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance.  All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.  Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01           “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or the successors thereto.

3.02           “Bank” means Quaint Oak Bank, the wholly owned subsidiary of the Corporation.

3.03           “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Optionee’s surviving spouse, if any, or if none, his or her estate.

3.04           “Board” means the Board of Directors of the Corporation.

3.05           “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.  In no event, however, shall a Change in Control of the Corporation be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06           “Code” means the Internal Revenue Code of 1986, as amended.

3.07           “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08           “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09           “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10           “Disability” means in the case of any Optionee that the Optionee: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11           “Effective Date” means the date upon which the Board adopts this Plan.

3.12           “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13           “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15           “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.16           “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Option is granted.  For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A of the Code and the regulations issued thereunder.

3.17           “FDIC” means the Federal Deposit Insurance Corporation.

3.18           “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.19           “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.20           “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.21           “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.22           “Option” means a right granted under this Plan to purchase Common Stock.

3.23           “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.24           “Retirement” means:

     (a)           A termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

     (b)           With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including retirement from service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Company.

3.25           “Stock Option Agreement” means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

3.26           “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01           Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations,  include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired.  The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

4.02           Appointment and Operation of the Committee.  The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board.  The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent.  The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03           Revocation for Misconduct.  The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Articles of Incorporation and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

4.04           Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05           Compliance with Law and Regulations.  All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.  Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06           Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07           No Deferral of Compensation Under Section 409A of the Code.  All Options granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

ARTICLE V
ELIGIBILITY

Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.  Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies.  Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI
COMMON STOCK COVERED BY THE PLAN

6.01           Option Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 138,863.  None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares.  During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Article IX.

6.02           Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII
DETERMINATION OF
OPTIONS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option.  In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him.

ARTICLE VIII
OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01           Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.  Each Optionee shall receive a copy of his executed Stock Option Agreement.

8.02           Option Exercise Price.

     (a)           Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

      (b)           Non-Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

8.03           Vesting and Exercise of Options.

    (a)           General Rules.  Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee, and the right to exercise shall be cumulative.  Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee’s employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the Corporation or any of the Subsidiary Companies is terminated.  In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

     (b)           Accelerated Vesting.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) because of his death or Disability (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

8.04           Duration of Options.

    (a)           General Rule.  Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding three (3) years.  In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of Optionee’s status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.  In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

    (b)           Exception for Termination Due to Disability, Retirement, Change in Control or Death.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

      Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

      If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

      In no event, however, shall any Option be exercisable beyond the earlier of (i) ten (10) years from the date it was granted, or (ii) with respect to incentive stock options subject to Section 8.09(b), the original expiration date of the Option.

8.05           Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals.   For purposes hereof, “immediate family” includes but is not necessarily limited to, the Participant’s spouse, children (including step children), parents, grandchildren and great grandchildren.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05.  Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06           Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time.  The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07           Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option.  All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option.

8.08           Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09           Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

      (a)           Amount Limitation.  Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

     (b)           Limitation on Ten Percent Shareholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

     (c)           Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX
ADJUSTMENTS FOR CAPITAL CHANGES

9.01           General Adjustments.  The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

9.02           Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock option and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options.  Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE X
AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to regulations of the FDIC and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation’s capitalization).

ARTICLE XI
EMPLOYMENT RIGHTS

Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII
WITHHOLDING

12.01         Tax Withholding.  The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option.  The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02          Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII
EFFECTIVE DATE OF THE PLAN; TERM

13.01          Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XIV hereof.

13.02          Term of Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date.  Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XIV
SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder and (ii) Section 162(m) of the Code and regulations thereunder.  In addition to any other shareholder approvals that may be deemed necessary or appropriate by the Corporation, this Plan is subject to approval by a majority of the total votes eligible to be cast by shareholders of the Company.

ARTICLE XV
MISCELLANEOUS

15.01        Governing Law.  To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

Appendix B

QUAINT OAK BANCORP, INC.

2008 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST

1.01           Quaint Oak Bancorp, Inc. (the “Corporation”) hereby establishes the 2008 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2008 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.02           The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future.   Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01           “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or the successors thereto.

3.02           “Bank” means Quaint Oak Bank, the wholly owned subsidiary of the Corporation.

3.03           “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his or her estate.

3.04           “Board” means the Board of Directors of the Corporation.

3.05           “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.  In no event, however, shall a Change in Control of the Corporation be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06           “Code” means the Internal Revenue Code of 1986, as amended.

3.07           “Committee” means the committee appointed by the Board pursuant to Article IV hereof.

3.08           “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09           “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10           “Disability” means in the case of any Recipient that the Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11           “Effective Date” means the day upon which the Board adopts this Plan.

3.12           “Employee” means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13           “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15           “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.16           “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.17           “Performance Share Award” means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

3.18           “Performance Goal” means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable.  The establishment of Performance Goals are intended to make the applicable Performance Share Awards “performance-based” compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

(i)	net income, as adjusted for non-recurring items;
(ii)	cash earnings;
(iii)	earnings per share;
(iv)	cash earnings per share;
(v)	return on average equity;
(vi)	return on average assets;
(vii)	assets;
(viii)	stock price;
(ix)	total shareholder return;
(x)	capital;
(xi)	net interest income;
(xii)	market share;
(xiii)	cost control or efficiency ratio; and
(xiv)	asset growth.

3.19           “Plan Shares” or “Shares” means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

3.20           “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof, and includes Performance Share Awards.

3.21           “Recipient” means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

3.22           “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.23           “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01           Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall have all of the powers allocated to it in this and other sections of the Plan.  The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

4.02           Role of the Board.  The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board.  The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03           Revocation for Misconduct.  Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Articles of Incorporation or Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

4.04           Limitation on Liability.  No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of  the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05           Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required.   The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.06           Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

4.07           No Deferral of Compensation Under Section 409A of the Code.  All awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Awards granted under this Plan shall be designed to satisfy the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Awards granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code.  No Recipient shall be permitted to defer the recognition of income beyond the vesting date of an Award.

ARTICLE V
CONTRIBUTIONS

5.01           Amount and Timing of Contributions.  The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan.  Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution.  No contributions by Employees or Non-Employee Directors shall be permitted.

5.02           Investment of Trust Assets; Number of Plan Shares.  Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock.  The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 55,545 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation.  During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Section 9.01 hereof.

ARTICLE VI
ELIGIBILITY; ALLOCATIONS

6.01           Awards.  Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee.  In selecting those Employees to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

6.02           Form of Allocation.  As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient.  The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

6.03           Allocations Not Required to any Specific Employee or Non-Employee Director.  No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII
EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01           Earning Plan Shares; Forfeitures.

     (a)           General Rules.  Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with such vesting rate to be determined by the Committee.  If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned.  In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares.  No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the final date of vesting.

     (b)           Exception for Termination Due to Death, Disability or Change in Control.  Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient’s last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.  Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

7.02           Distribution of Dividends.  Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

7.03           Distribution of Plan Shares.

     (a)           Timing of Distributions:  General Rule.  Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

    (b)           Form of Distributions.  All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each Plan Share earned and distributable.  Payments representing cash dividends shall be made in cash.

      (c)           Withholding.  The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares.  The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

     (d)           Restrictions on Selling of Plan Shares.  Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04           Voting of Plan Shares.  All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion.  Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

7.05           Performance Share Awards.

     (a)           Designation of Performance Share Awards.  The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals.  Each Performance Share Award shall be evidenced by a written agreement (“Performance Award Agreement”), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.  Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code or any successor thereto.

     (b)           Timing of Grants.  Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period.  All determinations regarding the achievement of any Performance Goals will be made by the Committee.  The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Performance Award Agreement.

     (c)           Restrictions on Grants.  Nothing contained in this Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     (d)           Rights of Recipients.  A Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Performance Award Agreement.

     (e)           Distribution.  No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

7.06           Nontransferable.  Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02 and/or 7.05(a), as the case may be.  No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII
TRUST

8.01           Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

8.02          Management of Trust.  It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust.  In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

   (a)           To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries.  The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

   (b)           To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

   (c)           To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

   (d)           To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

   (e)           To employ brokers, agents, custodians, consultants and accountants.

   (f)           To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

   (g)           To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03           Records and Accounts.  The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04           Expenses.  All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05           Indemnification.  Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

ARTICLE IX
MISCELLANEOUS

9.01           Adjustments for Capital Changes.  The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.02           Amendment and Termination of Plan.  The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein.  Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

9.03           Employment or Service Rights.  Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.04           Voting and Dividend Rights.  No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

9.05           Governing Law.  To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the Commonwealth of Pennsylvania.

9.06           Effective Date.  This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan.  The implementation of this Plan is subject to the approval of the Plan by a majority of the total votes eligible to be cast by the Corporation’s shareholders.

9.07           Term of Plan.  This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.08           Tax Status of Trust.  It is intended that the Trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 13th day of February, 2008.

QUAINT OAK BANCORP, INC.		TRUSTEES:

By:	/s/ Robert T. Strong	/s/ Robert T. Strong
	Robert T. Strong	Robert T. Strong
President and Chief Executive Officer

/s/ Diane J. Colyer
Diane J. Colyer

/s/ John J. Augustine
John J. Augustine

REVOCABLE PROXY
QUAINT OAK BANCORP, INC.

[X]       PLEASE MARK VOTES
AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUAINT OAK BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 2008 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Quaint Oak Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Quaint Oak Bancorp, Inc. (the "Company") held of record by the undersigned on March 31, 2008, at the Annual Meeting of Shareholders to be held at the Company's corporate headquarters located at Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania 18966, on Wednesday, May 14, 2008, at 2:00 p.m., Eastern time, and any adjournment thereof.

1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below)

FOR     [    ]                                      WITHHOLD       [    ]                 FOR ALL EXCEPT        [    ]

Nominees for three-year term expiring in 2011:

George M. Ager,  James J. Clarke, Ph.D. and Marsh B. Spink

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

________________________________________________

2.           PROPOSAL TO APPROVE THE ADOPTION of the 2008 Stock Option Plan.

FOR       [    ]                                    AGAINST        [    ]                                   ABSTAIN       [    ]

3.	PROPOSAL TO APPROVE THE ADOPTION of the 2008 Recognition and Retention Plan and Trust Agreement.

FOR       [    ]                                    AGAINST        [    ]                                   ABSTAIN       [    ]

4.	PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Beard Miller Company LLP as the Company's independent registered public accounting firm for the year ending December 31, 2008.

FOR       [    ]                                    AGAINST        [    ]                                   ABSTAIN       [    ]

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please Check Box if You Plan to Attend the Meeting   >>>    [    ]

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO ADOPT THE 2008 STOCK OPTION PLAN, FOR THE PROPOSAL TO ADOPT THE 2008 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT, FOR THE RATIFICATION OF AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES.  YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to sign and date this Proxy in the box below.	Date
Shareholder sign above	Co-holder (if any) sign above
-------------------------------------------------------------------------------------------------------------------------------------
▲       Detach above card, sign, date and mail in postage paid envelope provided.     ▲

QUAINT OAK BANCORP, INC.

Please sign this proxy exactly as your name(s) appear(s) on this proxy.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________

QUAINT OAK BANCORP, INC.
EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION BALLOT

[X]       PLEASE MARK VOTES
AS IN THIS EXAMPLE

The undersigned hereby instructs the Trustees of the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") to vote, as designated below, all the shares of Common Stock of Quaint Oak Bancorp (the "Company") allocated to my account pursuant in the ESOP as of March 31, 2008, at the Annual Meeting of Shareholders to be held at the Company's corporate headquarters located at Lakeside Office Park, 607 Lakeside Drive, Southampton, Pennsylvania, 18966, on Wednesday, May 14, 2008, at 2:00 p.m., Eastern time, and any adjournment thereof.

1.	ELECTION OF DIRECTORS FOR THREE-YEAR TERM
(except as marked to the contrary below)

FOR       [    ]                          WITHHOLD      [    ]                        FOR ALL EXCEPT           [    ]

Nominees for three-year term expiring in 2011:

George M. Ager, James J. Clarke, Ph.D. and Marsh B. Spink

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided.______________________________________________

2.           PROPOSAL TO APPROVE THE ADOPTION of the 2008 Stock Option Plan.

FOR      [    ]                            AGAINST        [    ]                               ABSTAIN          [    ]

3.	PROPOSAL TO APPROVE THE ADOPTION of the 2008 Recognition and Retention Plan and Trust Agreement.

FOR      [    ]                            AGAINST        [    ]                               ABSTAIN          [    ]

4.	PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Beard Miller Company LLP as the Company's independent registered public accounting firm for the year ending December 31, 2008.

FOR      [    ]                            AGAINST        [    ]                                 ABSTAIN        [    ]

5.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposals 2, 3 and 4.  Such votes are hereby solicited by the Board of Directors.

                Dated: _______________, 2008

                __________________________
                Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposals 2, 3 and 4.

April 11, 2008

To:           Participants in Quaint Oak Bancorp, Inc.'s Employee Stock Ownership Plan

As described in the attached materials, your voting instructions as a participant in the Quaint Oak Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock allocated to your account in the ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Quaint Oak Bancorp, Inc.'s Annual Report to Shareholders and a voting instruction ballot, which will permit you to vote the shares in your account.  After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the Trustees of the ESOP.  The Trustees will tabulate the votes so they may vote the shares in accordance with your instructions.

We urge each of you to vote, as a means of participating in the governance of the affairs of Quaint Oak Bancorp, Inc. If your voting instructions for the ESOP are not received, the shares allocated to your account will generally not be voted, subject to the fiduciary duties of the Trustees.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed voting instruction ballot relates only to those shares which have been allocated to you under the ESOP.  You will receive other voting material for those shares owned by you individually and not under the ESOP.

        Sincerely,

        Robert T. Strong
        President and Chief Executive Officer